SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): February 11, 2008



                           PAR TECHNOLOGY CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                         1-09720                    16-1434688
   --------                         -------                    ----------
(State or other                (Commission File             (I.R.S. Employer
jurisdiction of                     Number)                  incorporation or
organization)                                             Identification Number)



         PAR Technology Park
         8383 Seneca Turnpike
         New Hartford, NY                                        13413-4991
         -------------------                                     ----------
(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (315) 738-0600


                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if changed since Last Report)

Item 2.02 Results of Operations and Financial Condition.

(a) The information, including Exhibits attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of
     Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

(b) On February 11, 2008, PAR Technology Corporation issued a press release announcing its results of operation for the quarterly period ending December 31, 2007. A copy of the press release is attached hereto as
     Exhibit 99.1 and is incorporated herein by reference.



99.1 Press Release dated February 11, 2008.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            PAR TECHNOLOGY CORPORATION
                                            --------------------------
                                                   (Registrant)




Date:  February 11, 2008


                                         /s/Ronald J. Casciano
                                         ---------------------------------------
                                         Ronald J. Casciano
                                         Vice President, Chief Financial Officer
                                         and Treasurer

                                  EXHIBIT INDEX


Exhibit Number                        Description
--------------                        -----------

   99.1                 Press Release dated February 11, 2008.

Exhibit 99.1  Press Release dated February 11, 2008.

RELEASE:     NEW HARTFORD, NY, February 11, 2008
CONTACT:     Christopher R. Byrnes (315) 738-0600 ext. 226
             cbyrnes@partech.com, www.partech.com



            PAR TECHNOLOGY CORPORATION REPORTS FOURTH QUARTER RESULTS
        -----------------------------------------------------------------
             NEW HARTFORD, NY, PAR TECHNOLOGY CORPORATION (NYSE:PTC)

New Hartford, NY-- February 11, 2008 -- PAR Technology Corporation (NYSE: PTC), a leader in providing integrated hardware, software and service solutions to the hospitality industry, and provider of Government I/T solutions and services, today reported financial results for the fourth quarter and year ended December 31, 2007.

For the fourth quarter ended December 31, 2007, PAR Technology Corporation reported revenues of $60.2 million compared to $54.2 million in the fourth quarter 2006, an increase of 11%. Net income in the period was $483,000 versus the $820,000 earned in the fourth quarter one year ago, a decline of 41%. The Company reported diluted net earnings per share of $0.03 for this past quarter, 50% lower than the $0.06 reported for the same period a year earlier.

For the year ended December 31, 2007, PAR Technology Corporation reported revenues of $209.5 million, basically flat from the $208.7 million reported one year ago. The Company also reported a net loss of $2.7 million in 2007 versus net income of $5.7 million earned last year. Diluted net loss per share in 2007 was reported at $0.19 compared to diluted net income per share of $0.39 reported for the year 2006.

John W. Sammon, PAR Chairman & CEO commented, "We faced a number of challenges in 2007, many of which had an impact on our operating results. We never-the-less are pleased with our revenue growth in the fourth quarter and our return to profitability.

"Sammon went on to say, "Despite difficult economic trends in the U.S., our outlook for 2008 anticipates improved operating results in each of our business segments. The Company, along with our management team, is committed to managing our business toward improved operating results during the coming year. From a long-term perspective, we believe PAR is well positioned to benefit from multiple growth opportunities, as the trend towards integrated services and solutions in the hospitality marketplace continues to accelerate. We are optimistic about our ability to take advantage of these opportunities based on our product and service offerings, relationships with industry leaders in each segment of hospitality, and our demonstrated ability to deliver business value at high levels of scalability for our customers."

Certain Company information in this release or by its spokespersons from time to time may contain forward-looking statements. Any statements in this document that do not describe historical facts are forward-looking statements. Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including without limitation, delays in new product introduction, risks in technology development and commercialization, risks in product development and market acceptance of and demand for the Company's products, risks of downturns in economic conditions generally, and in the quick service sector of the restaurant market specifically, risks of intellectual property rights associated with competition and competitive pricing pressures, risks associated with foreign sales and high customer concentration, and other risks detailed in the Company's filings with the Securities and Exchange Commission.

PAR Technology Corporation creates and markets products that help hospitality operators around the world to better manage money, materials, people and the guest experience. PAR has provided hardware, software and services to the world's largest restaurant chains and their franchisees for almost 30 years. Today the Company's extensive offering includes technology solutions for the full spectrum of hospitality operations, from boutique hotels and independent table service restaurants to international QSR chains, all backed by PAR's global service network. The Company has over 45,000 installations in 105 countries worldwide. PAR is also a leader in providing computer-based system design and engineering services to the Department of Defense and Federal Government Agencies. PAR Technology Corporation's stock is traded on the New York Stock Exchange under the symbol PTC. For more information visit the Company's website at www.partech.com.


                                       ###

                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                      (in thousands, except share amounts)
                                   (unaudited)

                                                            December 31,
                                                     -----------------------
                                                        2007         2006
                                                     ---------    ----------
Assets
Current assets:
     Cash and cash equivalents ...................   $   4,431    $   4,273
     Accounts receivable-net .....................      43,608       46,791
     Inventories-net .............................      40,319       35,948
     Income tax refunds ..........................         521        1,103
     Deferred income taxes .......................       5,630        4,601
     Other current assets ........................       3,370        2,737
                                                     ---------    ----------
         Total current assets ....................      97,879       95,453
Property, plant and equipment - net ..............       7,669        7,535
Deferred income taxes ............................         503           --
Goodwill .........................................      26,998       25,734
Intangible assets - net ..........................       9,899       10,695
Other assets .....................................       3,570        2,841
                                                     ---------    ---------
                                                     $ 146,518    $ 142,258
                                                     =========    =========
Liabilities and Shareholders' Equity
Current liabilities:
     Current portion of long-term debt ...........   $     772    $     240
     Borrowings under lines of credit ............       2,500        7,713
     Accounts payable ............................      16,978       12,470
     Accrued salaries and benefits ...............       9,919        8,279
     Accrued expenses ............................       3,860        1,861
     Customer deposits ...........................       3,898        3,656
     Deferred service revenue ....................      14,357       12,254
                                                     ---------    ---------
         Total current liabilities ...............      52,284       46,473
                                                     ---------    ---------
Long-term debt ...................................       6,932        7,708
                                                     ---------    ---------
Deferred income taxes ............................        --            115
                                                     ---------    ---------
Other long-term liabilities ......................       2,315        1,879
                                                     ---------    ---------
Shareholders' Equity:
     Preferred stock, $.02 par value,
       1,000,000 shares authorized ...............          --           --
     Common stock, $.02 par value,
       29,000,000 shares authorized;
       16,047,818 and 15,980,486 shares issued;
        14,395,063 and 14,327,731 outstanding ....         321          320
     Capital in excess of par value ..............      39,252       38,602
     Retained earnings ...........................      50,451       53,159
     Accumulated other comprehensive income (loss)         472         (489)
     Treasury stock, at cost, 1,652,755 shares ...      (5,509)      (5,509)
                                                     ---------    ---------
         Total shareholders' equity ..............      84,987       86,083
                                                     ---------    ---------
                                                     $ 146,518    $ 142,258
                                                     =========    =========


                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in thousands, except per share amounts)
                                   (unaudited)

                                                       For the three months        For the year ended
                                                         ended December 31,            December 31,
                                                      ----------------------    ----------------------
                                                         2007         2006         2007         2006
                                                      ---------    ---------    ---------    ----------
Net revenues:
     Product ......................................   $  24,024    $  19,532    $  77,116    $  83,237
     Service ......................................      18,735       18,256       67,370       61,979
     Contract .....................................      17,440       16,405       64,998       63,451
                                                      ---------    ---------    ---------    ---------
                                                         60,199       54,193      209,484      208,667
                                                      ---------    ---------    ---------    ---------
Costs of sales:
     Product ......................................      13,947       11,683       45,635       47,925
     Service ......................................      13,788       13,402       51,078       46,338
     Contract .....................................      16,401       15,051       60,863       58,895
                                                      ---------    ---------    ---------    ---------
                                                         44,136       40,136      157,576      153,158
                                                      ---------    ---------    ---------    ---------

     Gross margin .................................      16,063       14,057       51,908       55,509
                                                      ---------    ---------    ---------    ---------
Operating expenses:
     Selling, general and administrative ..........      11,041        8,930       37,517       33,440
     Research and development .....................       4,392        3,454       17,155       11,802
     Amortization of identifiable intangible assets         391          361        1,572        1,283
                                                      ---------    ---------    ---------    ---------
                                                         15,824       12,745       56,244       46,525
                                                      ---------    ---------    ---------    ---------

Operating income (loss) ...........................         239        1,312       (4,336)       8,984
Other income, net .................................         483          180        1,227          617
Interest expense ..................................        (327)        (276)      (1,096)        (734)
                                                      ---------    ---------    ---------    ---------
Income (loss) before provision for income taxes ...         395        1,216       (4,205)       8,867

(Provision) benefit for income taxes ..............          88         (396)       1,497       (3,146)
                                                      ---------    ---------    ---------    ---------
 Net income (loss) ................................   $     483    $     820    $  (2,708)   $   5,721
                                                      =========    =========    =========    =========
Earnings (loss) per share
     Basic ........................................   $     .03    $     .06    $    (.19)   $     .40
     Diluted ......................................   $     .03    $     .06    $    (.19)   $     .39
Weighted average shares outstanding
     Basic ........................................      14,361       14,264       14,345       14,193
                                                      =========    =========    =========    =========
     Diluted ......................................      14,772       14,700       14,345       14,752
                                                      =========    =========    =========    =========
